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                                                                     Exhibit 4.1


                                                                    Common Stock

NUMBER                                                                    SHARES

                        GOVERNMENT PROPERTIES TRUST, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                             See Reverse for Certain Definitions

                                                               CUSIP 38374W 10 7

                This Certificate is transferable in the cities of
                        Minneapolis, MN and New York, NY

THIS CERTIFIES THAT ____________________________________________________________

is the owner of ________________________________________________________________


              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        PAR VALUE OF $0.01 PER SHARE, OF

                        GOVERNMENT PROPERTIES TRUST, INC.

transferable on the books of the Corporation by the holder thereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be held subject to all the provisions of the Charter and the bylaws of the Corporation as in effect from time to time.

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile signatures of the Corporation's duly authorized officers.

Dated:  ____________________________


                                           COUNTERSIGNED AND REGISTERED:
_______________________________________
President                                       WELLS FARGO BANK MINNESOTA, N.A.
                                                    TRANSFER AGENT AND REGISTRAR

_______________________________________
Treasurer

                                                BY _____________________________
                                                            AUTHORIZED SIGNATURE


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      The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class authorized and, with respect to classes of stock which may be issued in series, the differences in the relative rights and preferences between the shares of each series, so far as the same have been fixed and determined, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series. Such request may be made to the Secretary of the Corporation at its principal office.

      The Shares of stock represented by this certificate are subject to certain restrictions on transferability. The Corporation will furnish any stockholder upon request and without charge a full statement of the restrictions on transferability. Such request may be made to the Secretary of the Corporation at its principal office.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT  -   _______________   Custodian   _______________
                              (Cust)                             (Minor)
                       under Uniform Gifts to Minors
                       Act ________________________________________
                                          (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________


_______________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________ Shares of the common stock represented by the within Certificate,

and do hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated _________________________________


                                       _________________________________________
                                       NOTICE: The signature to this assignment
                                               must correspond with the name as
                                               written upon the face of the
                                               Certificate in every particular,
                                               without alteration or enlargement
                                               or any change whatsoever, and
                                               must be guaranteed by an eligible
                                               institution (as defined in Rule
                                               17Ad-15 under the Securities
                                               Exchange Act of 1934) which may
                                               include a commercial bank, trust
                                               company or savings association,
                                               credit union or member firm of
                                               the American Stock Exchange, New
                                               York Stock Exchange or Midwest
                                               Stock Exchange.

SIGNATURE(S) GUARANTEED:

By: ___________________________________
      The signature(s) must be guaranteed by an Eligible Guarantor Institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.


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